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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 7, 2017, in the Registration Statement (Form S-11) and related Prospectus of Industrial Logistics Properties Trust dated November 21, 2017.

/s/ Ernst & Young LLP

Boston, MA
November 20, 2017

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm